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                                                                        EX 10.30

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of December 31, 2001 is among SCHLOTZSKY'S, INC., a Texas corporation ("BORROWER"), each of the Lenders party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association), as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "AGENT") and as the Issuing Bank.

                                    RECITALS:

     A. Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Credit Agreement dated as of December 7, 1999, as amended by (a) that certain First Amendment to Credit Agreement dated as of December 31, 1999,
(b) that certain Second Amendment to Credit Agreement dated as of May 1, 2000,
(c) that certain Third Amendment to Credit Agreement dated as of September 30, 2000 and (d) that certain Fourth Amendment to Credit Agreement dated as of April 13, 2001 (the Credit Agreement as so amended is hereinafter referred to as the "AGREEMENT").

     B. Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement (a) to amend Section 10.2 (Leverage Ratio) and Section 10.4 (Fixed Charge Coverage Ratio) of the Agreement; and (b) to make such other modifications, in each case, as hereinafter more specifically provided.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 DEFINITIONS. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

     2.1  AMENDMENT TO SECTION 10.2. Effective as of the date hereof,
Section 10.2 of the Agreement is amended and restated to read in its entirety as follows:

          Section 10.2 LEVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will maintain a Leverage Ratio of not greater than (a) 3.35 to
     1.00 beginning as of the Fiscal Quarter ending September 30, 2000 through and including the Fiscal Quarter ending June 30, 2001, (b) 3.00 to 1.00 for the Fiscal Quarters ending September 30, 2001 and December 31, 2001, and
     (c) 2.75 to 1.00 thereafter.

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     2.2  AMENDMENT TO SECTION 10.4. Effective as of the date hereof,
Section 10.4 of the Agreement is amended and restated to read in its entirety as follows:

          Section 10.4 FIXED CHARGE COVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will maintain a Fixed Charge Coverage Ratio for the preceding four (4) Fiscal Quarters then ended and not less than (a)
     1.10 to 1.00 beginning as of the Fiscal Quarter ending September 30, 2000 through and including the Fiscal Quarter ending June 30, 2001, (b) 1.20 to
     1.00 for the Fiscal Quarters ending September 30, 2001 and December 31, 2001, and (c) 1.35 to 1.00 thereafter.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

     3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) LOAN DOCUMENTS. Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                (i) This Amendment executed by the Required Lenders and all other parties hereto;

          (b) AMENDMENT FEE. Agent shall have received from the Borrower an amendment fee in the amount of $5,000 for the pro rata benefit of each Lender who executes this Amendment on or before January 10, 2002.

          (c)  NO DEFAULT. No Default shall have occurred and be continuing.

          (d) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

          (e) ADDITIONAL DOCUMENTATION. The Agent shall have received such additional approvals, opinions or documents as the Agent may request.

                                   ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the

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Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  MISCELLANEOUS

     5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.

     5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.4 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Austin, Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     5.5 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

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     5.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures hereto transmitted by facsimile shall be effective as originals.

     5.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

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     Executed as of the date first written above.

                                        BORROWER:

                                        SCHLOTZSKY'S, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        Address for Notices:

                                        203 Colorado St.
                                        Austin, TX  78701
                                        Fax No.: (512) 236-3650
                                        Telephone No.: (512) 236-3600
                                        Attention: Chief Financial Officer

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                                        AGENT, ISSUING BANK AND LENDER:

                                        WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        Address for Notices:

                                        111 Congress Avenue, Suite 300
                                        Austin, TX 78701
                                        Fax No.: (512) 344-7318
                                        Telephone No.: (512) 344-7037
                                        Attention: Richard Gan

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                                        OTHER LENDERS:

                                        THE FROST NATIONAL BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        Address for Notices:

                                        2728 North Harwood, Suite 100
                                        Dallas, TX 75201
                                        Fax No.: (214) 515-4955
                                        Telephone No.: (214) 515-4907
                                        Attention: Shannon Bettis

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                                        TEXAS CAPITAL BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        Address for Notices:

                                        2100 McKinney Avenue, Suite 900
                                        Dallas, TX 75201
                                        Fax No.: (214) 932-6604
                                        Telephone No.: (214) 932-6675
                                        Attention: Tim Monter

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                            OBLIGATED PARTIES CONSENT

     Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                                        OBLIGATED PARTIES:

                                        RAD ACQUISITION CORP.
                                        SCHLOTZSKY'S REAL ESTATE, INC.
                                        SCHLOTZSKY'S RESTAURANTS, INC.
                                        DFW RESTAURANT TRANSFER CORP.
                                        SGC CONSTRUCTION CORP. (fka Schlotzsky's
                                        Equipment Corporation)
                                        SREI TURNKEY DEVELOPMENT, L.L.C.
                                        56TH & 6TH, INC.
                                        SCHLOTZSKY'S BRANDS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        SCHLOTZSKY'S BRANDS I, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                        SCHLOTZSKY'S BRAND PRODUCTS, L.P.

                                        By:  Schlotzsky's Brands, Inc., as
                                             general partner

                                             By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

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